Exhibit 10.2

Execution Copy

Joinder Agreement

June 6, 2012

VCPH Holding, Corp.

777 E. Eisenhower Parkway

Ann Arbor, MI 48108

JPMorgan Chase Bank, N.A.

J.P. Morgan Securities LLC

383 Madison Avenue, 24th Floor

New York, NY 10179

Morgan Stanely Senior Funding, Inc.

1585 Broadway

New York, New York 10036

UBS Securities LLC

299 Park Avenue

New York, New York 10171

UBS Loan Finance LLC

677 Washington Boulevard

Stamford, Connecticut 06901

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Bank of America, N.A.

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Reference is made to the Credit Agreement (the “Credit Agreement”) dated June 6, 2012, initially among Wolverine Healthcare Analytics, Inc., a Delaware corporation (the “Borrower”), to be merged with and into Thomson Reuters (Healthcare) Inc., a Delaware corporation (the “Company”), VCPH Holding Corp., a Delaware corporation (“Holdings”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent, and JPMorgan Chase Bank, N.A. , as administrative agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Company agrees that this joinder agreement (the “Joinder Agreement”) is being executed and delivered in connection with the Facilities being made available to the Borrower pursuant to the Credit Agreement.

1. Joinder. The Company hereby agrees to be bound by the terms, conditions and other provisions of the Credit Agreement with all attendant rights, duties and obligations stated therein with the same force and effect as if originally named as the “Borrower”

2. Representations, Warranties and Agreements of the Company. The Company represents and warrants on and as of the date hereof that:

(a) The Company has the corporate or organizational power and authority to execute, deliver and perform this Joinder Agreement and to consummate the transactions contemplated hereby and this Joinder Agreement has been duly authorized, executed and delivered by the Company.

(b) the representations, warranties and agreements of the Company set forth in the Credit Agreement are true and correct on and as of the date hereof.

3. GOVERNING LAW. THIS JOINDER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4. Counterparts. This Joinder Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. All headings of this Joinder Agreement are included for convenience of reference only and shall not be deemed a part of this Joinder Agreement.

7. Survival. This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Credit Agreement. The Company acknowledges and agrees that all of the provisions of the Credit Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Credit Agreement will become binding agreements among the Company, Holdings, the Lenders, and the Agents party thereto in accordance with their terms.

THOMSON REUTERS (HEALTHCARE) INC. (TO BE RENAMED TRUVEN HEALTH ANALYTICS INC.)

By:	/s/ Mike Boswood
Name:	Mike Boswood
Title:	President and CEO

[Signature Page to Joinder to Credit Agreement]